[LOGO]    Liberty Growth
            Stock Fund
         Semiannual Report
          March 31, 2001





                    [Photograph of woman reading newspaper]

President's Message
--------------------------------------------------------------------------------




[PHOTOGRAPH OF STEPHEN E. GIBSON]




Dear Shareholders:

The decline in the equity market that began during the second half of 2000 continued over the last six months. Many market sectors were down across the board, which was further evidence of slowing growth in the United States. Such setbacks often cause investors to consider changing portfolio holdings. During these times investors may ask is it time to buy more shares at a lower price, cut losses and sell, or wait and see what happens.

I have learned over the years as an investor that the temptation to sell shares has often reached its peak around the time that the market begins to turn. While a market upturn does not always occur when I expect one, I have been surprised by the number of times that I could have made a serious mistake by selling after an investment has already declined.

These are questions you should discuss with your financial advisor based on your own financial profile and risk tolerance. While you have to make your own decisions about the right time to buy or sell, I would encourage you to consider whether this might be a good time to add to your holdings rather than reduce them.

In the meantime, the fund's portfolio management team is continuing to look for quality companies with visible and sustainable earnings outlooks, strong balance sheets and solid management teams. As always, we thank you for investing in Liberty Growth Stock Fund and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
May 16, 2001


Performance Highlights


Net asset value per share as of 3/31/01 ($)

        Class A 14.62 Class B 14.27 Class C 14.25 Class K 14.65

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.

There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.

Performance Information
--------------------------------------------------------------------------------

Value of a $10,000 investment
3/31/01 - 3/31/01

Performance of a $10,000 investment in
all share classes, 3/31/91-3/31/01 ($)

                without         with
                sales           sales
                charge          charge

Class A         36,176          34,098
Class B         33,758          33,758
Class C         33,711          33,711
Class K         36,135          N/A



                              [LINE GRAPH OMITTED]

                                           3/1991          3/2001
                                          -------         -------
S&P 500 Index                             $10,000         $38,413
Class A Shares w/o sales charge            10,000          36,176
Class A shares with sales charge           10,000          34,098


The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.


Average annual total return as of 3/31/01 (%)

Share class                      A                  B                   C               K
Inception                    10/15/97           10/15/97            10/15/97         2/14/97
-----------------------------------------------------------------------------------------------
                        without    with      without   with      without   with      without
                        sales      sales     sales     sales     sales     sales     sales
                        charge     charge    charge    charge    charge    charge    charge
-----------------------------------------------------------------------------------------------
6 months (cumulative)   -30.90     -34.89    -31.12    -34.53    -31.12    -31.80    -30.89
1 year                  -35.88     -39.57    -36.32    -39.47    -36.30    -36.93    -35.75
5 year                   13.97      12.63     13.18     12.94     13.15     13.15     13.88
10 year                  13.72      13.05     12.94     12.94     12.92     12.92     13.71

Past performance cannot predict future investment results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0% and the class C contingent deferred sales charge of 1% for the first year only. Liberty Growth Stock Fund invests all of its investable assets in SREF Growth Stock Portfolio, which has the same investment objective and substantially the same investment policies as the fund. The fund commenced operation on February 14, 1997, but until October 15, 1997, only offered the shares that are now designated as class K shares. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. The historical performance of the fund's remaining share classes for all periods is based on the performance of the Stein Roe Growth Stock Fund, restated to reflect sales charges, Rule 12b-1 fees and other expenses applicable to that class as set forth in the prospectus "Fee Table," without giving effect to any fee waivers described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of the fund's future performance.

[BEGIN LEFT SIDE BAR]

Top 10 holdings as of 3/31/01 (%)

Calpine                         4.7
Citigroup                       4.5
Safeway                         4.5
AOL Time Warner                 4.3
Pfizer                          4.3
Phillip Morris                  4.1
Freddie Mac                     4.1
General Electric                4.0
Johnson & Johnson               3.9
Enron                           3.8

Portfolio holding breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Held
--------------------------------------------------------------------------------

Citigroup Inc. (4.5% of net assets) is one of the biggest financial services companies in the world. Its banking, insurance and investment services subsidiaries include the brokerage firm of Salomon Smith Barney, Travelers Property Casualty and the investment banking firm of Schroders PLC. Citigroup operates in approximately 100 countries. We were attracted to this company because of its outstanding management and truly global presence.

Since its merger with Warner-Lambert in 2000, Pfizer Inc. (4.3% of net assets) is now one of the top five drugmakers in the world. Products include such well-known prescription drugs as Viagra and Lipitor and the consumer brands Visine, BenGay, Listerine and Efferdent. We like the company's commitment to research and development, and the new products it has under development. We believe that the company is poised to grow as the population ages.

[END LEFT SIDE BAR]

Portfolio Managers' Report
--------------------------------------------------------------------------------

Stock market bruised and battered

During the last six months, much of the market has taken a tremendous beating. Technology continued to suffer some of the largest market declines. We also saw moderate declines in the health care and financial services sectors. The S&P 500 returned negative 18.74%. The return for the class A shares of the Liberty Growth Stock Fund was negative 30.90% (without sales charge). When we compare fund performance to that of the broader-based S&P 500, we believe that the fund's overweight position in technology contributed to its weak performance.

While we are never satisfied with negative fund returns, we were glad to see that it held up well against its peers. The Morningstar(Registered) Large Growth Category(1) returned negative 32.34% for the same period. Compared to many of its peers, the fund is relatively underweight in technology stocks and overweight in finance and consumer cyclicals. Although consumer cyclicals have not performed well, this sector did perform better than technology. The financial services sector had the better performance overall.

A reduction in technology, an increase in consumer cyclicals

During this period, we significantly reduced our weighting in technology. At the beginning of this period, technology comprised approximately 42% of the fund's net assets. By the end of the period, approximately 10% of net assets were in this sector. Two holdings -- Cisco Systems, Inc. (1.2% of net assets) and Corning Incorporated (1.3% of net assets) -- contributed to the fund's weak performance. Cisco and Corning were hurt badly by the dramatic slowdown in technology spending. We did not eliminate our holdings in either company because we believe that when the environment improves, Cisco and Corning, as market leaders, may recover their strength.


(1) (Copyright)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

In evaluating the potential for earnings growth, we increased our exposure in the utilities sector with the purchase of stock in Duke Energy Corporation (2.7% of net assets). Headquartered in North Carolina, Duke Energy markets and trades gas and electricity in the United States and Canada. It provides electricity to two million customers in the Carolinas and builds power plants. We like Duke Energy's position in the southeast and the fact that it is both a builder of plants and provider of energy. We think that Duke Energy is poised to benefit from the increasing need for power in the United States.

Within the consumer cyclicals sector, we established positions in Target Corporation (2.9% of net assets) and AOL Time Warner (4.3% of net assets). Target operates discount, midrange and upscale department stores. Retailers tend to benefit in an economic environment where interest rates are declining, since these companies typically have to finance inventory. Lower rates usually translate into lower financing costs. We believe that Target is one of the best-managed retailers in the country. In January 2001, when the merger of America Online and Time Warner was finalized, AOL Time Warner became the world's dominant media franchise. Companies under this corporate umbrella include America Online, Home Box Office, Turner Broadcasting and New Line Cinema. Although media organizations have been experiencing a decline in advertising revenue, we believe AOL Time Warner is poised to benefit when the economy improves. It was one of the better-performing media companies during this period.

Economic relief possibly by year's end

Clearly, for the last six months, we have been in the midst of a painful bear market. We have seen Nasdaq fall over 60% from its highs of just over a year ago. Now, in an attempt to avert a recession, the Fed has sharply reduced short-term interest rates during this first quarter of 2001. Those lower rates should spark a resumption of economic growth. We believe a rebound in economic activity may occur in the third or fourth quarter of this year. This summer will likely be a difficult time, as the economy will still be digesting the interest rate increases of 2000. However, we believe that by the third or fourth quarter of 2001 the US economy may begin to feel the positive effects of the first quarter interest-rate decreases. This should provide a more positive environment for growth stocks.


/s/ Erik P. Gustafson                           /s/ David P. Brady



Erik P. Gustafson has managed the Growth Stock Fund since 1994. With David P. Brady he co-manages two other equity funds within the Liberty family of funds. Prior to joining Stein Roe & Farnham Incorporated in 1992, Mr. Gustafson was an attorney with the firm of Fowler, White et al. (Miami, Florida). Mr. Brady, the associate portfolio manager of the Growth Stock Fund, joined Stein Roe in 1993.


[SIDE BAR]

Sector Breakdown as of 3/31/01 (%)


                              [PIE CHART OMITTED]


                   Sector Breakdown as of March 31, 2001 (%)

                    Consumer staples                   22.8
                    Financials                         17.5
                    Health care                        13.2
                    Utilities                          12.2
                    Technology                         10.6
                    Consumer cyclical                  10.0
                    Capital goods                       7.4
                    Energy                              4.2
                    Communication services              2.1


Sector breakdowns are calculated as a percentage of equity market value. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Investment Portfolio
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(In thousands)

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------

Common Stocks - 91.9%                                   Shares          Value
--------------------------------------------------------------------------------
Consumer Discretionary - 17.1%
Media - 8.1%
Broadcasting & Cable
AT&T Corp-Liberty Media Group,
 Class A (a)                                             3,550       $   49,700
Comcast Corp., Class A, Special                          1,250           52,422
EchoStar Communications Corp.,
 Class A (a)                                               950           26,303
                                                                     ----------
                                                                        128,425
                                                                     ----------
Retailing - 9.0%
Department Stores - 3.5%
Kohl's Corp. (a)                                           900           55,521
                                                                     ----------
General Merchandise Stores - 2.8%
Target Corp.                                             1,250           45,100
                                                                     ----------
Home Improvement Retail - 2.7%
The Home Depot, Inc.                                     1,000           43,100
                                                                     ----------
--------------------------------------------------------------------------------
Energy - 4.0%
Oil & Gas Drilling
ENSCO International, Inc                                 1,200           42,000
Transocean Sedco Forex, Inc.                               500           21,675
                                                                     ----------
                                                                         63,675
                                                                     ----------
--------------------------------------------------------------------------------
Financials - 15.6%
Diversified Financials - 12.0%
Citigroup, Inc.                                          1,600           71,968
Freddie Mac                                              1,000           64,830
Merrill Lynch & Co., Inc.                                  950           52,630
                                                                     ----------
                                                                        189,428
Insurance - 3.6%
Multi-Line Insurance
American International Group, Inc.                         700           56,350
                                                                     ----------
--------------------------------------------------------------------------------
Food & Drug Retailing - 4.5%
Food Retail-- 4.5%
Safeway, Inc. (a)                                        1,300           71,695
                                                                     ----------
--------------------------------------------------------------------------------
Food, Beverages & Tobacco - 4.1%
Tobacco
Philip Morris Companies, Inc.                            1,375           65,244
                                                                     ----------
--------------------------------------------------------------------------------
Health Care - 12.4%
Biotechnology & Pharmaceuticals  - 9.2%
Biotechnology - 1.1%
Immunex Corp. (a)                                        1,200           17,175
                                                                     ----------
Pharmaceuticals - 8.1%
Johnson & Johnson                                          700           61,229
Pfizer, Inc.                                             1,650           67,567
                                                                     ----------
                                                                        128,796
Health Care Equipment & Services - 3.2%
Health Care Equipment
Medtronic, Inc.                                          1,100           50,314
                                                                     ----------
--------------------------------------------------------------------------------
Industrials - 6.7%
Capital Goods
Industrial Conglomerates
General Electric Co.                                     1,500           62,790
Tyco International Ltd.                                  1,000           43,230
                                                                     ----------
                                                                        106,020
                                                                     ----------
--------------------------------------------------------------------------------
Software & Services - 6.0%
Internet Software & Services - 4.3%
AOL Time Warner, Inc. (a)                                1,700           68,255
                                                                     ----------

Systems Software - 1.7%
Microsoft Corp. (a)                                        500           27,344
                                                                     ----------
--------------------------------------------------------------------------------
Technology Hardware & Equipment - 8.2%
Computer Storage & Peripherals - 1.9%
EMC Corp. (a)                                            1,000           29,400
McDATA Corporation, Class A (a)                             37              695
                                                                     ----------
                                                                         30,095
                                                                     ----------
Networking Equipment - 1.2%
Cisco Systems, Inc. (a)                                  1,250           19,766
                                                                     ----------
Semiconductor Equipment - 1.5%
Texas Instruments, Inc.                                    750           23,235
                                                                     ----------
Telecommunications Equipment - 3.6%
Corning, Inc.                                            1,000           20,690
Finisar Corp. (a)                                          500            4,797
Nokia Oyj ADR                                            1,300           31,200
                                                                     ----------
                                                                         56,687
                                                                     ----------
--------------------------------------------------------------------------------
Telecommunication Services - 2.1%
Diversified Telecom Services - 0.9%
Alternative Carriers
Level 3 Communications, Inc. (a)                           800           13,900
                                                                     ----------
Wireless Telecom Services - 1.2%
American Tower Corp. Class A (a)                         1,000           18,500
                                                                     ----------
--------------------------------------------------------------------------------
Utilities - 11.2%
Electric Utilities - 7.4%
Calpine Corp. (a)                                        1,350           74,344
Duke Energy Corp.                                        1,000           42,740
                                                                     ----------
                                                                        117,084
                                                                     ----------
Multi-Utilities - 3.8%
Enron Corp.                                              1,025           59,552
                                                                     ----------
Total Common Stocks
  (cost of $1,274,753)(b)                                             1,455,261
                                                                     ----------
--------------------------------------------------------------------------------

See notes to investment portfolio

Short-Term Obligations - 8.1%                            Par        Value
--------------------------------------------------------------------------------
Commercial Paper
Countrywide Home Loans
        5.17% (c) 04/02/01                             $35,345       $   35,340
Sprint Capital
        6.10% (c) 04/02/01                              50,000           49,991
UBS Financial
        5.40% (c) 04/02/01                              42,730           42,724
                                                                     ----------
                                                                        128,055
                                                                     ----------

Other Assets & Liabilities - 0.0%                                           421
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $1,583,737
                                                                     ==========

Notes to Investment Portfolio:
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is the same.
(c)  Rate represents yield at time of purchase.

        Acronym               Name
        -------               ----
          ADR     American Depositary Receipt

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(In thousands)


SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Assets
Investments at value (cost $1,274,753)                               $1,455,261
Short term obligations                                                  128,055
                                                                      ---------
                                                                      1,583,316
Cash                                                   $    6
Receivable for:
        Dividends                                       1,064
Other                                                      13             1,083
                                                       ------         ---------
        Total Assets                                                  1,584,399

Liabilities
Accrued:
        Management fee                                    597
        Bookkeeping fee                                     5
Other                                                      60
                                                       ------
        Total Liabilities                                                   662
                                                                      ---------
Net Assets                                                           $1,583,737
                                                                      ---------

Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2001 (Unaudited)
(In thousands)

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Investment Income
Dividends (net of nonreclaimable
  foreign taxes withheld at source
  of $52)                                                             $   4,051
Interest                                                                  4,364

                                                                      ---------
                                                                          8,415

Expenses
Management fee                                          $5,155
Transfer agent fee                                           3
Bookkeeping fee                                             36
Trustees fee                                                14
Custodian fee                                               31
Audit fee                                                    9
Legal fee                                                   18
Other                                                       25
                                                        ------
                                                         5,291
Fees and expenses waived or borne
         by the
Custodian credits earned                                    (4)
                                                        ------
Net Expenses                                                              5,287
                                                                      ---------
Net Investment Income                                                     3,128
                                                                      ---------
Net Realized & Unrealized
Gain (Loss) on Portfolio
Positions
Net realized loss on investments                                       (144,216)
Net change in unrealized
        appreciation/depreciation
        during the period                                              (565,045)
                                                                      ---------
         Net Loss                                                      (709,261)
                                                                      ---------

Decrease in Net Assets from
        Operations                                                    $(706,133)
                                                                      ---------


See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------

                                        (Unaudited)
                                        For the Six
                                          Months               Year
                                          ended                ended
                                         March 31,          September 30,
                                           2001                2000
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income (loss)            $    3,128          $     (888)
Net realized gain (loss)                  (144,216)            195,941
Net change in unrealized
    appreciation/depreciation
    during the period                     (565,045)            257,706
                                        ----------          ----------
          Net Increase (Decrease)
          from Operations                 (706,133)            452,759
                                        ----------          ----------

Transactions in Investors'
Beneficial Interest
Contributions                               97,903           1,075,716
Withdrawals                                (56,842)           (527,819)
                                        ----------          -----------
          Net increase from
          transactions in
          investors' beneficial
          interest                          41,061             547,897
                                        ----------          ----------
Net Increase in Net Assets                (665,072)          1,000,656

Net Assets
Beginning of period                      2,248,809           1,248,153
                                        ----------          ----------
End of period                           $1,583,737          $2,248,809
                                        ==========          ==========


See notes to financial statements.

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(In thousands except for per share amounts)

Liberty Growth Stock Fund
--------------------------------------------------------------------------------
Assets
Investments in Portfolio, at value                                   $  871,969
Receivable for Fund shares sold                                           3,284
                                                                     ----------
        Total Assets                                                    875,253
Liabilities
Payable for:
        Fund shares repurchased                     $1,084
Accrued:
        Administration fees                            102
        Service fee                                     43
        Bookkeeping fees                                 4
        Other                                          201
                                                    ------
        Total Liabilities                                                 1,434
                                                                     ----------
Net Assets                                                           $  873,819
                                                                     ----------
Net asset value & redemption price per share -
        Class A ($152,807/10,449)                                    $    14.62
                                                                     ----------
Maximum offering price per share -
        Class A ($14.62/0.9425)                                      $    15.51
                                                                     ----------
Net asset value & offering price per share -
        Class B ($659,084/46,198)                                    $    14.27
                                                                     ----------
Net asset value & offering price per share -
        Class C ($58,432/4,102)                                      $    14.25
                                                                     ----------
Net asset value, redemption, & offering price
        per share Class K ($3,496/239)                               $    14.65
                                                                     ----------
Composition of Net Assets
Capital paid in                                                      $1,068,577
Accumulated net investment loss                                          (5,066)
Accumulated net realized loss                                          (128,849)
Net unrealized appreciation/depreciation                                (60,843)
                                                                     ----------
                                                                     $  873,819
                                                                     ----------

Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2001 (Unaudited)
(In thousands)

Liberty Growth Stock Fund
--------------------------------------------------------------------------------
Investment Income
Dividend income allocated from Portfolio                              $   2,203
Interest income allocated from Portfolio                                  2,346
                                                                      ---------
                                                                          4,549
Expenses
Expenses allocated from Portfolio                $   2,849
Administration fee                                     701
Service fee - Class A                                  225
Service fee - Class B                                  979
Service fee - Class C                                   82
Distribution fee - Class A                              90
Distribution fee - Class B                           2,937
Distribution fee - Class C                             247
Distribution fee - Class K                               4
Transfer agent fee                                   1,351
Bookkeeping fee                                         25
Trustees fee                                             4
Custodian fee                                            1
Audit fee                                                4
Registration fee                                        38
Reports to shareholders                                 11
Other                                                  112
                                                 ---------
Total Expenses                                       9,660
Fees waived by Distributor - Class A                   (45)               9,615
                                                 ---------            ---------
Net Investment Loss                                                      (5,066)
                                                                      ---------

Realized & Unrealized Loss Allocated
   from Portfolio

Net realized loss allocated from
        Portfolio                                 (126,572)
Net change in unrealized
        appreciation/depreciation
        allocated from Portfolio                  (253,761)
                                                 ---------
         Net Loss                                                      (380,333)
                                                                     ----------
Decrease in Net Assets from
        Operations                                                    $(385,399)
                                                                      =========


See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Liberty Growth Stock Fund
(In thousands)
                                                (Unaudited)
                                                For the Six
                                                  Months              Year
                                                   ended              ended
                                                  March 31,       September 30,
                                                    2001              2000
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets

Operations:
Net investment loss                             $   (5,066)        $   (11,282)
Net realized gain (loss)                          (126,572)             18,899
Net change in unrealized
   appreciation / depreciation                    (253,761)            144,040
                                                ----------         -----------
                                                  (385,399)            151,657
Distributions:
From net realized gains - Class A                   (1,973)                 --
From net realized gains - Class B                   (9,105)                 --
From net realized gains - Class C                     (747)                 --
From net realized gains - Class K                      (40)                 --
                                                ----------         -----------
                                                  (397,264)                 --
                                                ----------         -----------
Fund Share Transactions:
Receipts for shares sold - Class A                 306,121             631,364
Value of distributions re-invested -
        Class A                                      1,803                  --
Cost of shares repurchased - Class A              (283,576)           (560,723)
                                                ----------         -----------
                                                    24,348              70,641
                                                ----------         -----------
Receipts for shares sold - Class B                 152,547             567,931
Value of distributions re-invested -
        Class B                                      8,479                  --
Cost of shares repurchased - Class B               (86,507)            (95,734)
                                                ----------         -----------
                                                    74,519             472,197
                                                ----------         -----------
Receipts for shares sold - Class C                  27,368              45,361
Value of distributions re-invested -
        Class C                                        703                  --
Cost of shares repurchased - Class C               (15,195)             (9,480)
                                                ----------         -----------
                                                    12,876              35,881
                                                ----------         -----------
Receipts for shares sold - Class K                   1,291               2,183
Value of distributions re-invested -
        Class K                                         39                  --
Cost of shares repurchased - Class K                  (164)               (996)
                                                ----------         -----------
                                                     1,166               1,187
                                                ----------         -----------

Net Increase from Fund Share Transactions          112,909             579,906
                                                ----------         -----------
        Total Increase (Decrease)                 (284,355)            731,563

Net Assets
Beginning of period                              1,158,174             426,611
                                                ----------         -----------
End of period                                   $  873,819         $ 1,158,174
                                                ----------         -----------

Number of Fund Shares

Sold - Class A                                      16,573              30,389
Reinvestments - Class A                                102                  --
Repurchased - Class A                              (15,449)            (27,039)
                                                ----------         -----------
                                                     1,226               3,350
                                                ----------         -----------

Sold - Class B                                       8,642              27,607
Reinvestments - Class B                                489                  --
Repurchased - Class B                               (5,222)             (4,652)
                                                ----------         -----------
                                                     3,909              22,955
                                                ----------         -----------
Sold - Class C                                       1,557               2,164
Reinvestments - Class C                                 41                  --
Repurchased - Class C                                 (880)               (456)
                                                ----------         -----------
                                                       718               1,708
                                                ----------         -----------
Sold - Class K                                          75                 119
Reinvestments - Class K                                  2                  --
Repurchased - Class K                                  (10)                (50)
                                                ----------         -----------
                                                        67                  69
                                                ----------         -----------

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)

Note 1. Organization

Liberty Growth Stock Fund (the "Fund"), is a multi-class series of Liberty-Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class K. Class A shares are sold with a front end sales charge and an annual distribution fee. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class K shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class K shares, as described in the Fund's prospectus.

The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis based on methods approved by the Internal Revenue Service. At March 31, 2001, the Fund owned 55.1% of the Portfolio.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than Class A, Class B and Class C service fees and Class A, Class B, Class C and Class K distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class K per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fees per share applicable to Class A, Class B, Class C and Class K shares.

Federal income taxes

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.


Note 2. Fees and Compensation Paid to Affiliates

Management fee

Stein Roe & Farnham, Inc. (the "Advisor"), is the investment Advisor of the Portfolio and receives a monthly fee as follows:

                Average Net Assets      Annual Fee Rate
                ------------------      ---------------
                First $500 million           0.60%
                Next $500 million            0.55%
                Over $1 billion              0.50%

Administration fee

The Advisor also provides accounting and other services for a monthly fee as follows:

                Average Net Assets      Annual Fee Rate
                ------------------      ---------------
                First $500 million           0.150%
                Next $500 million            0.125%
                Over $1 billion              0.100%

Bookkeeping fee

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 to the Portfolio and Fund plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out-of-pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A, Class B and Class C. Transfer agent fees for Class K shares are computed at an annual rate of 0.30% of Class K's average daily net assets. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $111,535 on sales of the Fund's Class A shares and received contingent deferred sales charges of $3,102, $1,348,528 and $12,984 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee equal to 0.10%, 0.75%, 0.75% and 0.25% annually of the average net assets attributable to Class A, Class B, Class C and Class K shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Note 3. Portfolio Information

During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $815,933,322 and $787,423,431, respectively. Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for federal income tax purposes was:

        Gross unrealized appreciation           $359,076,216
        Gross unrealized depreciation           (178,567,990)
                                                ------------
           Net unrealized appreciation          $180,508,226
                                                ------------

Other

The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Trust and SR&F Base Trust participate in an unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

During the six months ended March 31, 2001, the Portfolio used AlphaTrade, Inc., a wholly owned subsidiary of Liberty Financial Services, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the six month period were $16,650.

Note 6. Voting Results

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meeting. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until February 16, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing 1,152,975,026.1232 of net asset value (NAV). The votes cast at each Meeting were as follows:


Election of eleven                    For                  Withheld
  Trustees:                     ----------------        --------------

Douglas A. Hacker               779,449,891.8220        4,766,272.2825
Janet Langford Kelly            779,447,976.4616        4,738,187.6429
Richard W. Lowry                779,556,489.2260        4,659,674.8785
Salvatore Macera                779,487,876.4432        4,728,287.6613
William E. Mayer                779,548,917.0354        4,667,247.0691
Charles R. Nelson               779,534,274.2072        4,681,889.8973
John J. Neuhauser               779,461,524.1488        4,754,639.9557
Joseph R. Palombo               779,436,318.3306        4,779,845.7739
Thomas E. Stitzel               779,454,449.1206        4,761,714.9839
Thomas C. Theobold              779,231,282.0479        4,984,882.0566
Anne-Lee Verville               779,544,954.3366        4,671,209.7679


Election of eleven
  Trustees to the                      For                 Withheld
  SR&F Base Trust:              ----------------        --------------

Douglas A. Hacker               779,449,891.8220        4,766,272.2825
Janet Langford Kelly            779,447,976.4616        4,738,187.6429
Richard W. Lowry                779,556,489.2260        4,659,674.8785
Salvatore Macera                779,487,876.4432        4,728,287.6613
William E. Mayer                779,548,917.0354        4,667,247.0691
Charles R. Nelson               779,534,274.2072        4,681,889.8973
John J. Neuhauser               779,461,524.1488        4,754,639.9557
Joseph R. Palombo               779,436,318.3306        4,779,845.7739
Thomas E. Stitzel               779,454,449.1206        4,761,714.9839
Thomas C. Theobold              779,231,282.0479        4,984,882.0566
Anne-Lee Verville               779,544,954.3366        4,671,209.7679

NAV being a plurality of the NAV represented at the Meeting.


To approve the modification of the fundamental investment restriction relating to borrowing.

For:            379,357,127.9776                NAV being a majority of the NAV
                                                represented at the Meeting
Against:         17,623,225.0209                NAV
Abstain:         27,530,959.3494                NAV
Delivered
  Not Voted:    179,835,535.1900


To approve the modification of the fundamental investment restriction relating to borrowing for the Growth Stock Portfolio of SR&F Base Trust.

For:            378,931,894.5488                NAV being a majority of the NAV
                                                represented at the Meeting
Against:         18,147,651.6288                NAV
Abstain:         27,431,766.1704                NAV
Delivered
  Not Voted:    179,835,535.1900

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

Liberty Growth Stock Fund
--------------------------------------------------------------------------------

                                                        For Six Months Ended March 31, 2001 (Unaudited)
                                                Class A         Class B         Class C         Class K
-------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $   21.40       $   20.96       $ 20.93         $ 21.44
                                                ---------       ---------       -------         -------
Income From Investment Operations:
Net investment loss (a)                             (0.03)(b)       (0.10)        (0.10)          (0.03)
Net realized and unrealized loss                    (6.55)          (6.39)        (6.38)          (6.56)
                                                ---------       ---------       -------         -------
Total from Investment Operations                    (6.58)          (6.49)        (6.48)          (6.59)
                                                ---------       ---------       -------         -------
Distributions:

Net realized capital gains                          (0.20)          (0.20)        (0.20)          (0.20)
                                                ---------       ---------       -------         -------
Net asset value -
        End of period                           $   14.62       $   14.27       $ 14.25         $ 14.65
                                                ---------       ---------       -------         -------
Total return (c) (f)                              (30.90%)(d)     (31.12%)       (31.12%)       (30.89%)
                                                =========       =========       =======         =======
Ratios to Average Net Assets
Expenses (e)                                        1.30%(b)(g)     2.00%          2.00%          1.31%
Net investment loss (e)                            (0.41%)(b)(g)   (1.11%)        (1.11%)        (0.42%)
Net assets at end of period (000)               $152,807        $ 659,084       $58,432         $ 3,496

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Net of fees waived or reimbursed by affiliates, if applicable.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f)  Not annualized.
(g)  Annualized.

                                                        Year Ended September 30, 2000
                                                Class A         Class B         Class C         Class K
-------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $   15.98       $   15.76       $ 15.74         $ 15.97
                                                ---------       ---------       -------         -------
Income From Investment Operations:
Net investment loss (a)                             (0.16)(b)       (0.30)        (0.30)          (0.16)
Net realized and unrealized gain                     5.58            5.50          5.49            5.63
                                                ---------       ---------       -------         -------
Total from Investment Operations                     5.42            5.20          5.19            5.47
                                                ---------       ---------       -------         -------

Net Asset Value-- End of Period                 $   21.40       $   20.96       $ 20.93         $ 21.44
                                                ---------       ---------       -------         -------
Total return (c)                                    33.92%(d)       32.99%        32.97%          34.25%
                                                =========       =========       =======         =======
Ratios to Average Net Assets
Expenses (e)                                         1.31%(b)        2.01%         2.01%           1.32%
Net investment loss (e)                             (0.81%)(b)      (1.51%)       (1.51%)         (0.82%)
Net assets at end of period (000)               $ 197,345       $ 886,331       $70,818         $ 3,680

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net of fees waived by the Distributor which amounted to $0.010 per share and 0.05%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

Liberty Growth Stock Fund
--------------------------------------------------------------------------------

                                                        Year Ended September 30, 1999
                                                Class A         Class B         Class C         Class K
-------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $   11.82       $   11.74       $ 11.72         $ 11.86
                                                ---------       ---------       -------         -------
Income From Investment Operations:
Net investment loss (a)                             (0.09)(b)       (0.20)        (0.20)          (0.09)
Net realized and unrealized gain                     4.25            4.22          4.22            4.20
                                                ---------       ---------       -------         -------
Total from Investment Operations                     4.16            4.02          4.02            4.11
                                                ---------       ---------       -------         -------

Net Asset Value-- End of Period                 $   15.98       $   15.76       $ 15.74         $ 15.97
                                                ---------       ---------       -------         -------
Total return (c)                                    35.19%          34.24%        34.30%          34.65%
                                                =========       =========       =======         =======
Ratios to Average Net Assets
Expenses (d)                                         1.35%(b)        2.05%         2.05%           1.30%
Net investment loss (d)                             (0.60%)(b)      (1.30%)       (1.30%)         (0.55%)
Net assets at end of period (000)               $  93,835       $ 304,754       $26,373         $  1,649

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net of fees waived by the Distributor which amounted to $0.008 per share and 0.05%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                        Year Ended September 30, 1998(a)
                                                Class A         Class B         Class C         Class K
-------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period           $   11.59       $   11.59       $ 11.59         $ 11.26
                                                ---------       ---------       -------         -------
Income From Investment Operations:
Net investment loss (b) (c)                         (0.04)          (0.08)        (0.08)          (0.03)
Net realized and unrealized gain                     0.27            0.23          0.21            0.63
                                                ---------       ---------       -------         -------
Total from Investment Operations                     0.23            0.15          0.13            0.60
                                                ---------       ---------       -------         -------

Net Asset Value-- End of Period                 $   11.82       $   11.74       $ 11.72         $ 11.86
                                                ---------       ---------       -------         -------
Total return (e)                                     1.98%(f)        1.29%(f)      1.12%(f)        5.33%
                                                =========       =========       =======         =======
Ratios to Average Net Assets
Expenses (d)                                         1.40%(g)        2.10%(g)      2.10%(g)        1.35%
Net investment loss (e)                             (0.50%)(g)      (1.20%)(g)    (1.21%)(g)      (0.47%)
Net assets at end of period (000)               $  39,521       $  64,148       $10,472         $ 2,768

(a)  From commencement of multi-class offering on October 15, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Net of fees waived or reimbursed by affiliates, if applicable.

(d) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.63%, 2.31%, 2.30% and 2.07%, respectively for the period ended September 30, 1998.

(e)  Computed giving effect to Advisor's expense limitation undertaking.

(f)  Not annualized.

(g)  Annualized.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

Liberty Growth Stock Fund
--------------------------------------------------------------------------------

                                         Year Ended September 30, 1997
                                                    Class K
----------------------------------------------------------------------
Net Asset Value-- Beginning of Period               $ 10.00
                                                    -------
Income From Investment Operations:
Net investment loss (a) (b)                           (0.01)
Net realized and unrealized gain                       1.27
                                                    -------
Total from Investment Operations                    $  1.26
                                                    -------

Net Asset Value-- End of Period                     $ 11.26
                                                    -------
Total return                                          12.60%(c)(d)
                                                    =======
Ratios to Average Net Assets
Expenses                                               1.35%(e)(f)
Net investment loss                                   (0.22%)(c)(f)
Net assets at end of period (000)                   $   251

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Net of fees waived or reimbursed by affiliates, if applicable.

(c) Computed giving effect to Advisor's and/or Distributor's expense limitation undertaking.

(d)  Not annualized.

(e) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 56.10% for the period ended September 30, 1998.

(f)  Annualized.


Liberty Growth Stock Portfolio
--------------------------------------------------------------------------------

                                                  (Unaudited)
                                                Six Months Ended                                    Period Ended
                                                    March 31,       Years ended September 30,       September 30,
                                                      2001            2000     1999     1998             1997(a)
-----------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets          0.55%(c)         0.55%   0.58%(b)  0.61%           0.63%(c)
Ratio of net investment income to average
   net assets                                        0.33%(c)        (0.05)%  0.20%(b)  0.31%           0.52%(c)
Portfolio turnover rate                                44%(d)           74%     57%       39%             22%(d)

(a)  From commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.

(c)  Annualized.

(d)  Not annualized

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent
--------------------------------------------------------------------------------

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report
The Transfer Agent for Liberty Growth Stock Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Growth Stock Fund

Give me Liberty.(Registered)

Liberty Funds believes in financial choice


At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Growth Stock Fund  Semiannual Report, March 31, 2001


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Liberty Funds Distributor, Inc. (Copyright)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com






                                                 706-03/338F-0301 (05/01) 01/910